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                                   BLUE CHIP
                                   VALUE FUND












                               Semi-Annual Report
                                to Stockholders










                                 June 30, 2001

Dear Fellow Stockholder:

     We are very pleased to report that the Blue Chip Value Fund has performed well so far in 2001. The NAV of the Fund was up 3.3% for the first six months of this year versus the S&P 500 return of -6.7%. Our philosophy of buying undervalued stocks with a catalyst for unleashing the value has served the Fund well over the last six months as lower valuation stocks have outperformed higher valuation stocks. The Fund also outperformed the S&P 500 Value index (which was down 2.5% year-to-date) and a peer group of large-cap value mutual funds as represented by the Lipper Large-Cap Value index (down 3.6%).

     Some of the best performing stocks for the Fund were in the Consumer Cyclical sector. Despite the slowdown in the economy, consumer spending has held up remarkably well and the stocks have reflected this. Our media stocks performed particularly well with Viacom, USA Networks and Westwood One leading the way. Both USA Networks and Westwood One reached our target prices and we sold them from the portfolio. Another consumer stock which has performed well is Cendant, a company with a variety of businesses including the franchising of hotel, real estate and rental car outlets. We were initially attracted to the company's strong cash flow and the depressed stock price after some accounting problems. The company has put the accounting problems behind it which has allowed investors to re-focus on the cash flow. At this point, we are reducing our weight in the Consumer Cyclical sector as the stocks have performed well and we have some concerns about how much longer consumer spending can continue at its current pace.

     Although it was volatile, the Technology sector was positive for our performance. We began the year with only 7% of the portfolio invested in this sector (versus a 17% weight in the S&P 500) as we thought a combination of looming earnings disappointments and high valuations was not favorable. This turned out to be the correct judgment. As the stocks declined we began to see some better valuations and have now increased our weighting to about 11% and anticipate continuing to add to the sector. We also had strong stock selection as IBM, Microsoft, American Power Conversion and Sandisk all performed well.

     Our Financial sector stocks followed up a strong 2000 with solid performance in the first six months of 2001. A variety of stocks did well including Lehman Brothers, Providian, AON, Washington Mutual, and Sovereign Bancorp. In general the sector was helped by declining interest rates and surprisingly benign news on credit quality. We have lowered our weighting in this sector from 27% at the beginning of the year to 22% (which is equal to the S&P 500 weight) as we've sold or trimmed some stocks in order to realize gains. Given that we may be nearing the end of interest rate decreases we anticipate continuing to reduce our commitment to this sector.

     The biggest disappointment for us so far this year has been the Energy sector. These stocks have not performed as well as anticipated as energy prices peaked and then started to decline modestly during the first six months of 2001. We believe energy prices will stabilize which should help the companies we own to achieve very strong earnings and cash flow.

     At the moment, the economy and corporate earnings are still weak and have not yet begun to show signs of improvement. The Federal Reserve, however, has aggressively lowered short-term interest rates and money supply growth has been strong. We're not sure of the timing, but we believe the Fed's moves will stimulate the economy. We look forward to selecting stocks and managing the portfolio in an improved economic environment.

Sincerely,

/s/ Charlotte T. Peterson               /s/ Kenneth V. Penland

Charlotte T. Peterson, CFA              Kenneth V. Penland, CFA
Portfolio Manager and                   Chairman of the Board
Vice President

                             Sector Diversification
                            in Comparison to S&P 500
                              as of June 30, 2001*

                                Fund        S&P 500
                                ----        -------
   Basic Materials               1.9%         2.5%
   Capital Goods                 3.7%         4.4%
   Commercial Services           1.7%         2.0%
   Communications                6.2%         9.4%
   Consumer Cyclicals           14.3%        11.1%
   Consumer Staples              5.8%         7.7%
   Energy                        9.7%         7.2%
   Financials                   21.9%        22.3%
   Medical/Healthcare           12.6%        12.6%
   REITs                         0.3%         0.0%
   Technology                   11.8%        16.9%
   Transportation                4.4%         0.7%
   Utilities                     5.7%         3.2%

* Sector diversification is subject to change and may not be representative of future investments.

                          Average Annual Total Returns
                               as of June 30, 2001

  Fund Name              Return          1-Year    5-Year   10-Year
  ---------              ------          ------    ------   -------
  Blue Chip Value Fund   NAV              7.46%    12.90%    14.49%

  Blue Chip Value Fund   Market Price    10.27%    15.65%    15.42%

  S&P 500 Index                         (14.83%)   14.47%    15.10%

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

                    2nd Quarter 2001 Distribution Information

     Blue Chip Value Fund, Inc. has declared a quarterly distribution of $.20 per share with a Record Date of July 13, 2001, and a Payable Date of July 27, 2001.

     Of the total distribution, $.0141 represents net investment income and the remaining undesignated portion is paid from capital surplus. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a portion of such undesignated distributions may constitute a non-taxable return of capital. The actual determination of the source of the undesignated distributions can be made only at year end. All shareholders will receive written notification regarding the components and tax treatment of all distributions for the 2001 calendar year in early 2002.

     If you have  elected to receive  your  distribution  in cash,  the enclosed
check  is  in  payment  of  such   distribution.   If  your   distributions  are
automatically being reinvested, enclosed is your reinvestment confirmation.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

ASSETS
Investments at market value (identified cost $150,615,937)        $ 165,149,742
Dividends receivable                                                    190,343
Interest receivable                                                      22,925
Other assets                                                             26,882
                                                                  -------------

       TOTAL ASSETS                                                 165,389,892
                                                                  -------------
LIABILITIES
Payable for securities purchased                                         12,684
Advisory fee payable                                                     77,698
Administration fee payable                                                8,332
Accrued expenses and other liabilities                                   38,408
                                                                  -------------

       TOTAL LIABILITIES                                                137,122
                                                                  -------------

NET ASSETS                                                        $ 165,252,770
                                                                  =============

COMPOSITION OF NET ASSETS
Capital stock, at par                                             $     207,742
Paid-in-capital                                                     142,588,842
Accumulated net realized gain                                        11,590,410
Undistributed net investment income                                     260,954
Undesignated distributions                                           (3,928,983)
Net unrealized appreciation on investments                           14,533,805
                                                                  -------------

                                                                  $ 165,252,770
                                                                  =============
SHARES OF COMMON STOCK OUTSTANDING (100,000,000 shares
  authorized at $0.01 par value)                                     20,774,248
                                                                  =============

Net asset value per share                                         $        7.95
                                                                  =============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2001 (Unaudited)

NET INVESTMENT INCOME
INCOME
  Dividends                                                        $    915,842
  Interest                                                              237,011
                                                                   ------------

       TOTAL INCOME                                                $  1,152,853
                                                                   ------------
EXPENSES
   Investment advisory fee (Note 3)                                     454,708
   Administrative services fee (Note 3)                                  48,290
   Transfer agent fees                                                   40,927
   Stockholder reporting                                                 22,860
   Legal fees                                                            38,466
   Directors' fees                                                       28,419
   Insurance and fidelity bond                                            4,868
   Audit fees                                                             9,392
   Custodian fees                                                         4,784
   Other                                                                 20,644
                                                                   ------------

       TOTAL EXPENSES                                                   673,358
                                                                   ------------

       NET INVESTMENT INCOME                                            479,495
                                                                   ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain on investments                                   13,005,748
  Change in net unrealized appreciation
    or depreciation of investments                                   (7,578,586)
                                                                   ------------

       NET GAIN ON INVESTMENTS                                        5,427,162
                                                                   ------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $  5,906,657
                                                                   ============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   For the Six         For the
                                                                  Months Ended        Year Ended
                                                                    June 30,         December 31,
                                                                     2001(1)             2000
                                                                 -------------       -------------
Increase/(Decrease) in net assets from operations:
  Net investment income                                          $     479,495       $     915,053
  Net realized gain from securities transactions                    13,005,748          12,759,012
  Change in net unrealized appreciation or
    depreciation of investments                                     (7,578,586)        (13,986,744)
                                                                 -------------       -------------
                                                                     5,906,657            (312,679)
                                                                 -------------       -------------
Decrease in net assets from distributions
 to stockholders from:
  Net investment income                                               (224,266)           (909,328)
  Net realized gain on investments                                          (0)        (14,364,186)
  Undesignated                                                      (3,928,983)                 (0)
                                                                 -------------       -------------
                                                                    (4,153,249)        (15,273,514)
Increase in net assets from common stock transactions:
  Proceeds from the sale of 3,522,591 and 0
    shares respectively, net of offering expenses                   22,569,390                   0
  Net asset value of common stock issued to stockholders
    from reinvestment of dividends (8,899 and 409,851
    shares issued, respectively)                                        67,364           3,446,723
                                                                 -------------       -------------
                                                                    22,636,754           3,446,723

NET INCREASE IN NET ASSETS                                          24,390,162         (12,139,470)

NET ASSETS
  Beginning of period                                              140,862,608         153,002,078
                                                                 -------------       -------------
  End of period (including $260,954 and $5,725 of
    undistributed net investment income, respectively)           $ 165,252,770       $ 140,862,608
                                                                 =============       =============

See accompanying notes to financial statements.

(1)  Unaudited.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

                                                          For the Six
                                                          Months Ended              For the year ended December 31,
Per Share Data                                              June 30,    ------------------------------------------------------
(for a share outstanding throughout each period)             2001(1)      2000       1999         1998       1997       1996
                                                            --------    --------   --------     --------   --------    -------
Net asset value - beginning of period                       $   8.17    $   9.09   $  10.25     $   9.76   $   8.94    $  8.47
Investment operations
Net investment income                                           0.03        0.05       0.03         0.05       0.10       0.13
Net gain (loss) on investments                                  0.20       (0.08)      0.49         1.62       2.56       1.69
                                                            --------    --------   --------     --------   --------    -------

Total from investment operations                                0.23       (0.03)      0.52         1.67       2.66       1.82
                                                            --------    --------   --------     --------   --------    -------
Distributions
From net investment income                                     (0.01)      (0.05)     (0.03)       (0.05)     (0.10)     (0.13)
From net realized gains on investments                         (0.00)      (0.84)     (1.65)       (1.08)     (1.47)     (1.22)
Undesignated                                                   (0.20)         --         --           --         --         --
                                                            --------    --------   --------     --------   --------    -------

Total distributions                                            (0.21)      (0.89)     (1.68)       (1.13)     (1.57)     (1.35)
                                                            --------    --------   --------     --------   --------    -------
Capital Share Transactions
Dilutive effects of rights offerings                           (0.23)         --         --        (0.04)     (0.26)        --
Offering costs charged to paid in capital                      (0.01)         --         --        (0.01)     (0.01)        --
                                                            --------    --------   --------     --------   --------    -------

Total capital share transactions                               (0.24)         --         --        (0.05)     (0.27)        --
                                                            --------    --------   --------     --------   --------    -------
   Net asset value, end of period                           $   7.95    $   8.17   $   9.09     $  10.25   $   9.76    $  8.94
                                                            ========    ========   ========     ========   ========    =======

   Per share market value, end of period                    $   8.05    $   7.55   $ 8.6875     $   9.75   $10.9375    $  9.25
                                                            ========    ========   ========     ========   ========    =======

Total investment return based on: (a)
   Market Value                                                12.9%        (3.2%)      6.7%         1.3%      40.5%      39.5%
   Net Asset Value                                              3.3%         0.2%       6.2%        17.6%      31.2%      21.3%

Ratios/Supplemental data:
Ratios of expenses to average net assets                        0.89%*      0.88%      0.85%        0.94%      0.94%      1.05%
Ratio of net investment income to average net assets            0.63%*      0.63%      0.32%        0.56%      1.01%      1.39%
Ratio of distributions to average net assets                    5.48%      10.46%     16.86%       11.62%     16.48%     14.42%
Portfolio turnover rate (b)                                    43.60%     127.55%     54.24%       76.02%     55.15%     42.31%
Net assets - end of period (in thousands)                   $165,253    $140,863   $153,002     $171,512   $138,905    $98,041

See accompanying notes to financial statements.

(1)  Unaudited
*    Annualized
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the period and dividing it by the monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2001 were $84,145,987 and $63,189,645, respectively.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
June 30, 2001 (Unaudited)

                                                                           Market
                                             Shares         Cost            Value
                                             ------         ----            -----
COMMON STOCKS - 97.48%
BASIC MATERIALS - 1.87%
Forestry and Paper - 1.87%
Abitibi-Consolidated Inc.                    403,400    $  3,476,069     $  3,086,010

TOTAL BASIC MATERIALS                                      3,476,069        3,086,010
                                                        ------------     ------------
CAPITAL GOODS - 3.62%
Aerospace & Defense - 3.62%
General Dynamics Corp.                        38,100       1,902,582        2,964,561
Raytheon Co. - Class B                       113,700       3,750,501        3,018,735
                                                        ------------     ------------
                                                           5,653,083        5,983,296

TOTAL CAPITAL GOODS                                        5,653,083        5,983,296
                                                        ------------     ------------
COMMERCIAL SERVICES - 1.62%
Business Products & Services - 1.62%
Interpublic Group Companies Inc.              91,400       3,251,905        2,682,590

TOTAL COMMERCIAL SERVICES                                  3,251,905        2,682,590
                                                        ------------     ------------
COMMUNICATIONS - 6.03%
Telecommunications - Service
 Providers - 6.03%
ALLTEL Corp.                                  45,800       2,289,836        2,805,708
BellSouth Corp.                               74,100       2,935,163        2,984,007
Telephone & Data Systems Inc.                 38,400       4,000,042        4,176,000
                                                        ------------     ------------
                                                           9,225,041        9,965,715

TOTAL COMMUNICATIONS                                       9,225,041        9,965,715
                                                        ------------     ------------
CONSUMER CYCLICALS - 14.00%
Clothing & Accessories - 1.94%
TJX Companies Inc.                           100,600       2,230,575        3,206,122

General Merchandise - 1.40%
Target Corp.                                  66,800       1,982,032        2,311,280

Other Consumer Services - 1.96%
Cendant Corp.*                               165,800       2,153,807        3,233,100

Publishing & Media - 6.76%
Charter Communications Inc. - Class A*       156,400       3,175,770        3,651,940
Dow Jones & Co. Inc.                          60,400       3,359,832        3,606,484
Viacom Inc. - Class B*                        75,500       3,622,275        3,907,125
                                                        ------------     ------------
                                                          10,157,877       11,165,549
Restaurants - 1.94%
Tricon Global Restaurants Inc.*               73,100       2,666,341        3,209,090

TOTAL CONSUMER CYCLICALS                                  19,190,632       23,125,141
                                                        ------------     ------------

                                                                      Market
                                        Shares         Cost            Value
                                        ------         ----            -----
CONSUMER STAPLES - 5.60%
Food and Agricultural Products - 1.53%
Kraft Foods Inc. - Class A*              81,500    $  2,529,090     $  2,526,500

Grocery & Convenience - 1.58%
Kroger Co.*                             104,400       2,389,538        2,610,000

Tobacco - 2.49%
Phillip Morris Companies Inc.            81,200       2,677,429        4,120,900

TOTAL CONSUMER STAPLES                                7,596,057        9,257,400
                                                   ------------     ------------
ENERGY - 9.53%
Exploration & Production - 2.81%
Apache Corp.                             47,600       2,905,086        2,415,700
Ocean Energy Inc.                       127,900       2,460,758        2,231,855
                                                   ------------     ------------
                                                      5,365,844        4,647,555
Integrated Oils - 3.81%
Conoco Inc. - Class B                   105,800       2,880,010        3,057,620
Royal Dutch Petroleum Co. - ADR          55,500       3,496,714        3,233,985
                                                   ------------     ------------
                                                      6,376,724        6,291,605
Oil Services - 1.79%
Transocean Sedco Forex Inc.              71,800       3,146,866        2,961,750

Pipelines - 1.12%
El Paso Corp.                            35,162       1,569,841        1,847,411

TOTAL ENERGY                                         16,459,275       15,748,321
                                                   ------------     ------------
MEDICAL/HEALTHCARE - 11.72%
Healthcare Services - 3.73%
Omnicare Inc.                           121,819       1,774,336        2,460,744
Tenet Healthcare Corp.*                  71,700       2,197,508        3,699,003
                                                   ------------     ------------
                                                      3,971,844        6,159,747
Medical Technology - 1.98%
Millipore Corp.                          52,900       2,395,911        3,278,742

Pharmaceuticals - 6.01%
Abbott Laboratories                      84,600       3,232,429        4,061,646
Bristol - Myers Squibb Co.               57,680       2,684,201        3,016,664
Schering - Plough Corp.                  78,760       2,652,315        2,854,262
                                                   ------------     ------------
                                                      8,568,945        9,932,572

TOTAL MEDICAL/HEALTHCARE                             14,936,700       19,371,061
                                                   ------------     ------------
FINANCIALS - 21.32%
Insurance Brokerage - 1.67%
AON Corp.                                78,800       2,570,314        2,758,000

Integrated Financial Services - 5.02%
Citigroup Inc.                          108,800       4,895,748        5,748,992
JP Morgan Chase & Co.                    57,100       2,488,350        2,546,660
                                                   ------------     ------------
                                                      7,384,098        8,295,652

                                                                      Market
                                        Shares         Cost            Value
                                        ------         ----            -----
Life & Health Insurance - 1.94%
Nationwide Financial Services            73,600    $  3,194,427     $  3,212,640

Property Casualty Insurance - 3.53%
Hartford Financial Services Group        52,700       3,317,091        3,604,680
XL Capital Ltd. - Class A                27,100       1,956,671        2,224,910
                                                   ------------     ------------
                                                      5,273,762        5,829,590
Securities & Asset Management - 1.79%
Knight Trading Group Inc.*              128,500       1,686,417        1,373,665
Lehman Brothers Holdings Inc.            20,400       1,484,910        1,586,100
                                                   ------------     ------------
                                                      3,171,327        2,959,765
Specialty Finance - 3.91%
Federal Home Loan Mortgage Corp.         37,500       1,870,674        2,625,000
Providian Financial Corp.                64,800       3,154,668        3,836,160
                                                   ------------     ------------
                                                      5,025,342        6,461,160
Thrifts - 3.46%
Sovereign Bancorp Inc.                  216,400       1,811,082        2,813,200
Washington Mutual Inc.                   77,400       2,190,788        2,906,370
                                                   ------------     ------------
                                                      4,001,870        5,719,570

TOTAL FINANCIALS                                     30,621,140       35,236,377
                                                   ------------     ------------
REITs - 1.02%
Host Marriot Corp.                      134,600       1,682,644        1,685,192

TOTAL REITs                                           1,682,644        1,685,192
                                                   ------------     ------------
TECHNOLOGY - 11.33%
Computer Software - 2.38%
Microsoft Corp.*                         54,200       3,470,766        3,934,920

Electronic Equipment - 2.52%
American Power
Conversion*                             127,300       1,687,255        2,004,975
Sanmina Corp.*                           92,300       2,470,805        2,160,743
                                                   ------------     ------------
                                                      4,158,060        4,165,718
PCs and Servers - 1.12%
International Business Machines Corp.    16,400       1,593,624        1,853,200

Semiconductors - 2.90%
Intel Corp.                              61,900       2,565,843        1,810,575
Sandisk Corp.*                          106,600       2,579,443        2,973,074
                                                   ------------     ------------
                                                      5,145,286        4,783,649
Technology Resellers/Distributors-2.41%
Avnet Inc.                              177,700       4,277,941        3,984,034

TOTAL TECHNOLOGY                                     18,645,677       18,721,521
                                                   ------------     ------------

                                                                      Market
                                         Shares        Cost            Value
                                         ------        ----            -----
TRANSPORTATION - 4.32%
Other Transportation - 1.52%
Delta Air Lines Inc.                      57,100   $  2,478,425     $  2,516,968

Railroads - 1.59%
Union Pacific Corp.                       47,700      2,681,060        2,619,207

Trucking & Shipping - 1.21%
FedEx Corp.*                              49,900      2,001,484        2,005,980

TOTAL TRANSPORTATION                                  7,160,969        7,142,155
                                                   ------------     ------------
UTILITIES - 5.50%
Electric/Gas Utilities - 5.50%
CMS Energy Corp.                          83,400      2,504,377        2,322,690
Dynegy Inc. - Class A                     54,554      1,678,793        2,536,761
FPL Group Inc.                            44,200      2,535,922        2,661,282
Reliant Resources Inc.*                   63,500      1,941,873        1,568,450
                                                   ------------     ------------
                                                      8,660,965        9,089,183

TOTAL UTILITIES                                       8,660,965        9,089,183
                                                   ------------     ------------
TOTAL COMMON STOCKS                                 146,560,157      161,093,962
                                                   ------------     ------------
SHORT-TERM INVESTMENTS - 2.46%
Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                       4,055,780        4,055,780

TOTAL SHORT-TERM INVESTMENTS                          4,055,780        4,055,780
                                                   ------------     ------------

TOTAL INVESTMENTS - 99.94%                         $150,615,937     $165,149,742
Other Assets in Excess of Liabilities-0.06%                              103,028
                                                                    ------------
NET ASSETS - 100.00%                                                $165,252,770
                                                                    ============

* Denotes non-income producing security.

BLUE CHIP VALUE FUND, INC.

Notes to Financial Statements
June 30, 2001 (Unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - Each investment security is valued at the last sale price at period end reported by the principal exchange on which the issue was traded or, if no sale is reported, at a value based on the average closing bid and asked price. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

Investment Transactions - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Distributions to Stockholders - Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a portion of such undesignated distributions may constitute a non-taxable return of capital. The actual determination of the source of the undesignated distributions is made only at year- end.

     The Fund distributes at least 2.5% of its net asset value quarterly to its stockholders.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2.   UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of June 30, 2001:

Gross appreciation (excess of value over tax cost)                 $ 21,044,902
Gross depreciation (excess of tax cost over value)                   (6,646,799)
                                                                   ------------

Net unrealized appreciation                                        $ 14,398,103
                                                                   ------------
Cost of investments for income tax purposes                        $150,751,639
                                                                   ============

3.   INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DIA"), whereby a management fee is paid to DIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of DIA.

     Effective September 1, 1999, ALPS Mutual Funds Services, Inc. ("ALPS") and DIA entered into an Administrative Agreement to serve as the Fund's co-administrators. The administrative services fee is based on an annual rate for ALPS and DIA, respectively, of 0.08% and 0.01% of the Fund's average daily net assets up to $75,000,000, 0.04% and 0.005% of the Fund's average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund's
average daily net assets in excess of $125,000,000. The administrative services fee is paid monthly.

4.   CAPITAL TRANSACTIONS

     In 2001, the Fund completed a rights offering to existing stockholders. The Fund issued one right to purchase an additional share of the Fund for each five shares owned as of February 28, 2001. The subscription period began March 2, 2001 and extended through 5:00 p.m., Eastern Time, March 29, 2001. The price of the shares issued was $6.45, which represented 95% of the closing price of the Fund's common stock of $6.79 on March 30, 2001, the pricing date of the offering. The Fund's net asset value on March 30, 2001 was $7.88. There were 3,522,591 shares issued in the rights offering for proceeds, net of offering expenses, of $22,569,390.

5.   ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of the Fund (the "Annual Meeting") was held on May 8, 2001 pursuant to notice given to all stockholders of record at the close of business on March 27, 2001. At the Annual Meeting, stockholders were asked to approve the following:

Proposal 1.

     To elect three Class I directors, Todger Anderson, Robert J. Greenebaum and Gary P. McDaniel, to serve until the Annual Meeting in the year 2004. The number of shares voting for the election of Mr. Anderson was 14,925,996 and the number of shares withholding authority was 249,952. The number of shares voting for the election of Mr. Greenebaum was 14,878,207 and the number of shares withholding authority was 297,741. The number of shares voting for the election of Mr. McDaniel was 14,848,806 and the number of shares withholding authority was 327,142.

Proposal 2.

     To elect one Class II director, Lee W. Mather, Jr., to serve until the Annual Meeting in the year 2002. The number of shares voted for Mr. Mather was 14,928,202 and the number of shares withholding authority was 247,746.

     The name of each other director whose term of office continued after the Annual Meeting was Kenneth V. Penland, Richard C. Schulte and Roberta M. Wilson.

6. CHANGE OF INDEPENDENT AUDITORS

     On February 8, 2000, Ernst & Young LLP ("Ernst & Young") resigned as the Fund's independent auditors. During the Fund's fiscal years ended December 31, 1999 and 1998, Ernst & Young's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's fiscal years ended December 31, 1999 and 1998, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund's fiscal years ended December 31, 1999 and 1998, there were no events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

     On February 8, 2000, after recommendation by the Board's Audit Committee, the Fund, by action of its Board of Directors, including a majority of the members of the Board of Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), selected Deloitte & Touche LLP ("Deloitte & Touche") as the independent auditors to audit the Fund's financial statements for the fiscal year ended December 31, 2000. During the Fund's fiscal years ended December 31, 1999 and 1998, neither the Fund nor anyone on its behalf has consulted with Deloitte & Touche on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

                               Board of Directors

Kenneth V. Penland, Chairman
Todger Anderson, Director
Robert J. Greenebaum, Director
Lee W. Mather, Jr., Director
Gary P. McDaniel, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

                                    Officers

Kenneth V. Penland, Chairman
Todger Anderson, President
Charlotte T. Petersen, Vice President
W. Bruce McConnel, III, Secretary
Jasper R. Frontz, Treasurer

Investment Adviser/Co-Administrator
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

Stockholder Relations
Margaret R. Jurado
(800) 624-4190      (303) 312-5100
e-mail: blu@denveria.com

Custodian
Bank of New York
One Wall Street
New York, NY 10286

Co-Administrator
ALPS Mutual Funds Services, Inc.
370 17th Street, Suite 3100
Denver, CO 80202

Transfer Agent
Dividend Reinvestment Plan Agent
(Questions regarding your Account)
Mellon Investor Services, LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.melloninvestor.com

                                NYSE Symbol--BLU

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                                   BLUE CHIP
                                   VALUE FUND

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